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In black and white, stills of fencers super and dissolve while voice reads:]
CGM Realty Fund. One of the top performing real estate funds over four years.. [Title slide reading:]CGM REALTY FUND [Supers and dissolves. Voice reads:] Managed by Ken Heebner, the Fund offers the potential for high current income and long-term appreciation.
[Title slide reading:] EXCEPTIONAL FOUR-YEAR PERFORMANCE
[In smaller type below (with larger numbers):]6.1%, 18.7%, and 18.0% are the average annual total returns for the one and four year periods ended 6/30/98 and from inception (May 13, 1994) through 6/30/98.[Supers and dissolves while voice reads:]
Returning more than 98% over the past four years.
[A bar chart (in color) comes up on the screen showing the headline:] TOTAL RETURN 7/1/94-6/30/98
[The bars with identifying type are from left to right as follows:]
72.9% Lipper Real Estate Fund Average
98.6% CGM Realty Fund
[Voiceover continues:] CGM Realty Fund has outperformed the Lipper Real Estate Average for four-year performance.
[Title slide dissolves and new title slide supers and is held that reads:] 1-800-CGM-INFO [in large type and the following disclosure in smaller type:] Lipper Analytical Services, Inc., an independent mutual fund rating agency, ranks CGM Realty Fund #2 of 18 real estate funds for four-year performance and #65 of 77 real estate funds for one-year performance for the periods ended 6/30/98. The Fund's adviser absorbed a portion of management fees and expenses through 12/31/97. Otherwise the total return would be lower. This information represents past performance which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fee, charges, and expenses, call toll free. (C) 1998 CGM [The previous slide dissolves and the final slide super reading:
CGM REALTY FUND
EXCEPTIONAL FOUR YEAR PERFORMANCE

[Voice reads:] CGM Realty Fund. Exceptional four-year performance. [Commercial ends.]